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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                         Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  OCTOBER 1, 1997
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                                BT Energy Corporation

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                (Exact name of registrant as specified in its charter)


       Delaware                  0-12435           31-1062127
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(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)           File Number)   Identification No.)


             6505 Rockside Road, Suite 325, Independence, Ohio 44131-2342

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                       (Address of principal executive offices)


Registrant's telephone number, including area code:   216-573-6500
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                                         N/A
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            (Former name or former address, if changed since last report)


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    ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    BT Energy Corporation (the "Company") has engaged the accounting firm of Aherns, Flack & Co., L.L.C. as the new independent public accountants for the Company, effective October 1, 1997.




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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BT Energy Corporation



Date: October 9, 1997            By:/s/ A.T. Stautberg, Jr., Pres.
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                                         A.T. Stautberg, Jr., Pres.